SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2015

XLI Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55118	30-0785773
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6795 Edmond St., 3rd Floor

Las Vegas, NV 89118

Tel: 424-653-0120

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Mineria Y Exploraciones Olympia, Inc.

Calle San Pablo, No. 8 Bo. Buenos Aires,

Municipio Monsenor Novel, Dominican Republic

Tel. 775-884-9380

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled "Description of Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described in the section captioned "Risk Factors" below. In some cases, you can identify forward-looking statements by terms such as "anticipates", "believes", "could", "estimates", "expects", "intends", "may", "plans", "potential", "predicts", "projects", "should", "would" and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to:

•	our anticipated growth strategies and our ability to manage the expansion of our business operations effectively;

•	our ability to keep up with rapidly changing technologies and evolving industry standards;

•	our ability to source our needs for skilled employees;

•	the loss of key members of our senior management; and

•	uncertainties with respect to the legal and regulatory environment surrounding our technologies.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

As used in this current report, the terms "our company", "XLI Technologies, Inc.", "we", "us" and "our" refer to XLI Technologies, Inc. (formerly Mineria Y Exploraciones Olympia, Inc.), a Nevada corporation.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 14, 2015, Mr. Francisco Antonio Jerez Garcia, our founder, and Mr. James Schramm entered into a Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which Mr. Garcia agreed to sell to Mr. Schramm an aggregate amount of 50,000,000 shares of common stock of the Company owned at the time by Mr. Garcia (the "Shares") for an aggregate purchase price of Twenty Thousand Dollars ($20,000) (the "Purchase Price"). Pursuant to the terms of the Purchase Agreement, on October 14, 2015 (the "Closing Date"):

(i) Effective on October 14, 2015, Mr. Garcia appointed Mr. Schramm to serve as President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary, with Mr. Garcia resigning from all such positions, and,

(ii) Effective on October, 26, 2015, Mr. Garcia will resign from his position as the sole director of the Company, and Mr. Schramm will be appointed as the sole director of the Company.

As a result of these transactions, control of the Company passed to Mr. Schramm. As of the Closing Date, the Shares acquired by Mr. Schramm constituted approximately 67% of the issued and outstanding common stock of the Company.

The foregoing was as reported on a Current Report as filed on Schedule 14F-1 filed with the SEC on October 19, 2015.

On October 20, 2015, the Company entered into a Share Exchange Agreement ("Share Exchange") with Bosch International, LLC, a Nevada limited liability company ("Bosch"), whereby the Company acquired 100% of the issued and outstanding membership interest of Bosch, in exchange for Twenty-Five Million Restricted shares of the Company's common stock. Accordingly, Bosch became a wholly-owned subsidiary of the Company and the business direction of the Company has shifted to the business of Bosch. Bosch holds the exclusive rights in the USA and Canada to distribute LightSheets (printed Light technology/nano printed Lights) for the entertainment sector.

2

On October 22, 2015, our board of directors approved an Agreement and Plan of Merger (the "Merger Agreement") to merge with and into our wholly-owned subsidiary XLI Technologies, Inc. ("XLI"), a Nevada corporation, to effect a name change from Mineria y Exploraciones Olympia, Inc. to XLI Technologies, Inc. XLI was formed solely for the change of name. The name change will be immediately submitted for review to the Financial Industry Regulatory Authority ("FINRA"). We will announce the completion of FINRA review and the effectiveness of these changes on the market by filing a Current Report on Form 8-K.

The foregoing description of the Share Exchange and the Merger Agreement are not complete and are qualified in their entirety by reference to the full text thereof, which are filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exchange and Merger Agreement is incorporated by reference into this Item 2.01.

We have included the information that would be required if the registrant were filing a general form for registration of securities on Form 10, including a complete description of the business and operations of XLI Technologies, Inc., such information can be found under Item 5.03 of this Current Report.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Share Exhange is incorporated by reference into this Item 3.02.

Pursuant to the terms and conditions of the Share Exchange, the Company has agreed to issue 25,000,000 shares of restricted Company common stock to the members of Bosch.

Exemption from Registration. The shares of common stock to be issued pursuant to the Share Exchange, shall be issued in reliance upon an exemption from registration afforded under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering, or Regulation D promulgated thereunder, or Regulation S for offers and sales of securities outside the United States. The Share Exchange Agreement is an exempt transaction pursuant to Section 4(2) of the Securities Act as the share exchange was a private transaction by the Company and did not involve any public offering. Additionally, we relied upon the exemption afforded by Rule 506 of Regulation D of the Securities Act which is a safe harbor for the private offering exemption of Section 4(2) of the Securities Act whereby an issuer may sell its securities to an unlimited number of accredited investors, as that term is defined in Rule 501 of Regulation D. Further, we relied upon the safe harbor provision of Rule 903 of Regulation S of the Securities Act which permits offers or sales of securities by the Company outside of the United States that are not made to "U.S. persons" or for the account or benefit of a "U.S. person", as that term is defined in Rule 902 of Regulation S.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On October 22, 2015, the Company entered into the Merger Agreement with XLI. As such, the Company will file Articles of Merger ("Merger Articles") with the Nevada Secretary of State as soon as practicable. As a result, the Company has changed its name from Mineria Y Exploraciones Olympia, Inc. to XLI Technologies, Inc. A copy of the Merger Articles is filed herewith as Exhibit 3.02.

3

FORM 10 DISCLOSURE

We are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises of the Company and Bosch after the execution of the Share Exchange Agreement, except that information relating to periods prior to the date of the Share Exchange Agreement relate to the Company unless otherwise specifically indicated.

DESCRIPTION OF BUSINESS

Our Corporate History and Background

XLI Technologies, Inc., (f/k/a Mineria Y Exploraciones Olympia, Inc.) was incorporated on August 22, 2012 under the laws of the State of Nevada and is currently in good standing with the Secretary of State. On September 2, 2012 the Company incorporated a wholly owned subsidiary in the Dominican Republic named Consorcio de Mineria & Exloraciones Olympia, SR. Though its subsidiary the Company acquired the mineral rights to the Olympia located north of the city of Santo Domingo in the Dominican Republic. In order to determine if there existed any mineralization on the Olympia the subsidiary undertook ground exploration in the early part of 2013 and in February obtained a geological report authored by Hilario Santos Sosa, Professional Geologist. Based on these results the Company undertook a further sampling program in the fall of 2013.

On December 17, 2013, the Company received an S-1 Notice of Effectiveness from the Securities and Exchange Commission (the "SEC").

In September 2014, the Director of Mines for the Dominican Republic cancelled the Company's interest in the mineral rights on the Olympia claim. Therefore, the Company has no further interest in the minerals on the Olympia claim.

On October 14, 2015, Mr. Francisco Antonio Jerez Garcia, our founder, and Mr. James Schramm entered into a Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which Mr. Garcia agreed to sell to Mr. Schramm an aggregate amount of 50,000,000 shares of common stock of the Company owned at the time by Mr. Garcia (the "Shares"). Pursuant to the terms of the Purchase Agreement, on October 12, 2015 (the "Closing Date"):

(i) Effective on October 14, 2015, Mr. Garcia appointed Mr. Schramm to serve as President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary, with Mr. Garcia resigning from all such positions, and,

(ii) Effective on October, 26, 2015, Mr. Garcia will resign from his position as the sole director of the Company, and Mr. Schramm will be appointed as the sole director of the Company.

As a result of these transactions, control of the Company passed to Mr. Schramm. As of the Closing Date, the Shares acquired by Mr. Schramm constituted approximately 67% of the issued and outstanding common stock of the Company.

The foregoing was as reported on a Current Report as filed on Schedule 14F-1 filed with the SEC on October 19, 2015.

On October 20, 2015, the Company entered into a Share Exchange Agreement (the "Share Exchange") with Bosch International, LLC, a Nevada limited liability company ("Bosch"), whereby the Company acquired 100% of the issued and outstanding membership interest of Bosch. Accordingly, Bosch became a wholly-owned subsidiary of the Company and the business of the Company has shifted as per the Share Exchange we acquired the exclusive rights in the USA and Canada to distribute LightSheets (printed Light technology/nano printed Lights) for the entertainment sector.

On October 22, 2015, our board of directors approved an Agreement and Plan of Merger (the "Merger Agreement") to merge with and into our wholly-owned subsidiary XLI Technologies, Inc., a Nevada corporation, to effect a name change from Mineria y Exploraciones Olympia, Inc. to XLI Technologies, Inc. XLI was formed solely for the change of name. The name change will be immediately submitted for review to the Financial Industry Regulatory Authority ("FINRA"). We will announce the completion of FINRA review and the effectiveness of these changes on the market by filing a Current Report on Form 8-K.

4

Our Business

Through our wholly owned subsidiary, Bosch International LLC (A Nevada Limited Liability Company), the Company acquired the exclusive rights to distribute LightSheets (printed Light technology/nano printed Lights) for the Entertainment sector throughout the USA and Canada, excluding the US Virgin Islands. (The Entertainment sector includes all movie theaters, Movie Studios, actors, agencies, marketing firms, PR firms, outdoor media, motion pictures and TV.) We are currently in discussions with over 3,800 theaters for 2015/2016 as well production lighting, distribution and outdoor for studios. We have established relationships and creditability with the theater chains, media companies and studios, which we believe will allow us to facilitate the sales of LightSheets to this industry.

The License

On or about May 1, 2015, Bosch International, LLC, our wholly owned subsidiary entered into a Licensing Agreement (the "Licensing Agreement") with Cru Global Innovations LLC, a California limited liability company (the "Licensor"). Pursuant to the terms of the Licensing Agreement, the Company acquired the exclusive distribution rights to LightSheets for the entertainment sector in the US and Canada, excluding only the US Virgin Islands. The term of the license is for five years, with an automatic renewal for an additional five years.

Technology and Products

What are LightSheets?

For the very first time in the world; a pure, clean, non-toxic, waterproof, shock proof, sealed light created with only Nanotechnology. LightSheets are 100% Nanotechnology in the physical form of paint. This paint is printed on a thin sheet (as thin as paper). This thin sheet generates a clean and pure light. It uses less than one watt of electricity (per foot) and generates 100% of light coverage with 800 lumens per foot of brightness. This thin sheet can be as small as 1 inch by 1 inch or as big as 800 feet by 800 feet. This sheet can be bent, cut, folded and smashed without causing any affect or altering to the light. It has a heat tolerance of 200 degrees F and cold tolerance of -15 degrees below zero. This light can stay on continuously for 10 years. It does not get hot. This sheet has No LEDs, No bulbs, No fuses, No glass, not even any conductive metal. It is truly Nanotechnology. This type of Nanotechnology has never existed until now.

LightSheets is a printed sheet (as thin as paper) that generates clean and pure light. It uses less than one watt of electricity (per foot) to generate 100% coverage of 800 lumens per foot. It is 100% paint (Nanotechnology) that is printed on a sheet. This sheet can be as small as 1 inch or as big as 800 feet. It can be bent, cut, folded and smashed without causing any affect to the light. It has a heat tolerance of 200 degrees F and cold tolerance of -15 degrees below zero. This light can stay on continuously for 10 years. It does not get hot. No LEDs, No bulbs, No fuses, No glass, not even any conductive metal.

Products

All Markets have 5 product sizes. These sizes are extremely cost effective and can be delivered within the same day (cut off time deadlines apply), overnight, 5 day, 10 day or 2 weeks. All custom sizes are priced the same except delivery and cost of delivery will be subject to the custom order.

PRODUCT	SIZE BY INCH	SIZE BY FOOT
MINI BILLBOARD	48" x 96"	4'X 8'
BACKLIT	27" x 40"	2.25'X 3.33'
VERSATILE	24" x 36"	2'X 3'
PLACEMENT	22" x 28"	1.83'X 2.33'
SPOT	18" x 24"	1.5'X 2'
CUSTOM	1"x 1" to 9,600"x 9,600"

5

MOVIE THEATERS: There is an estimate of 5,900 Physical Movie Theater locations and over 44,000 screens available within this market.

MOVIE STUDIOS and PRODUCTION COMPANIES: There is an estimate of 1,300 studio movies and over 40,000 indie movies being made every year within this market.

6

PRODUCTION LIGHTING COMPANIES: The production lighting business facilitate over an est. of 100,000 productions every year within this market.

ADVERTISING / BILLBOARD COMPANIES: The possibilities within this space are seemingly endless.

Technology

Nanotechnology powers the Light Sheet product. Nanotechnology is the study and application of extremely small things and can be used across all the other science fields, such as chemistry, biology, physics, materials science, and engineering. The design, characterization, production, and application of structures, devices, and systems by controlled manipulation of size and shape at the nanometer scale (atomic, molecular, and macromolecular scale) that produces structures, devices, and systems with at least one novel/superior characteristic or property. It's hard to imagine just how small Nanotechnology is. One nanometer is a billionth of a meter, or 10-9 of a meter. There are 25,400,000 nanometers in an inch.A sheet of newspaper is about 100,000 nanometers thick. On a comparative scale, if a marble were a nanometer, then one meter would be the size of the Earth. Nanotechnology involve the ability to see and to control individual atoms and molecules. Everything on Earth is made up of atoms—the food we eat, the clothes we wear, the buildings and houses we live in, and our own bodies.

7

Using Nanotechnology, the LightSheets are not only waterproof, but super light-weight and very environmental friendly. Some other highlights of the Light Sheet technology:

•	It has a heat tolerance of up to 200 degrees Fahrenheit and only uses 0.0625 watts per sq. ft.

•	They only consumes 0.0625 Watts/square foot

•	Battery and light fully printed on a single substrate

•	Custom battery and lighting constructions

•	Fabricated battery

•	Light together in thin, low profile, flat, flexible sheets

•	Seamless integration into standard printing process

•	Environmentally friendly, no volatile organic compounds (VOCs)

Distribution

We have established, what we believe, will be an effective and cost advantageous Distributor Program to assist the Company with the distribution and sales of the LightSheets product throughout Canada and the USA. A summary of the Distribution Program follows:

EDP (Executive Distributor Program):

This program allows people to get into their own business without incurring high cost and significant risk. Once a distributor is accepted and approved by the Company, they will be able to establish and run their own distributorship. The Distributor is required once approved is required to complete the following with confirmation and validation to the Company:

1.	Establish and confirm their territory (market within the USA and Canada);

2.	Purchase the "Initial Distributors Cost" known as "IDC". This Light Sheet inventory is held at the Company's warehouse;

3.	Establish new office location in which is confirmed and paid for (first 3 months) using 20% of the Company's profit from the IDC (Initial Distributors Cost); and.

4.	Confirm start date, training and final paperwork.

The Light Sheet Executive Distributor Program is designed to increase product sales and awareness in an extremely cost effective way. This program is designed for the distributor to focus only on the sales and the relationship of the client in within their territory. Distributors are not responsible for any product and fulfillment. The distributor will not have any liability of the product and/or service/delivery/warranty of product. Due to how valuable this product is and the responsibility at hand, we will stock all LightSheets as well as handling all fulfillment. We have measures in place to insure that we will follow up on every client to make sure that they are happy and satisfied. The Distributor receives no salary, guarantee, or draw (1099/W-9). Their success is solely based upon results. There is no commission percentage. The Distributors profit is from the difference of their cost (Distributors Cost) and the price they sold the product for (Product Cost). This allows the distributor control of their revenue and the success of their business without having financial risk and liability of the products and services. This liability and responsibility is solely on the Company. This positioning keeps the Company's expense and financial risk down supporting a successful and stable environment. This will provide a long term and stable vehicle of success for all Distributors. The Initial Distributors Cost is $250,000.00 USD which gets $500,000 worth of inventory, supplies, training, an office with 3 months paid for, office support, lead generation, potential local TV commercial advertisement, customer/sales support and training. We have in place minimum monthly inventory requirement to keep the distributorship , which will being after the 3rd month.

DPP (Distributor Pre-buy Program)

This Program is in place for the businessman that wants to be smart with spending and to maximize all profitable opportunities. This Program will allow a company or individual to purchase LightSheets up front at the Distributors price and allow the Company to sell it for the Products price ($0.20 per inch profit). This program is only for the benefit of pricing and not to become a distributor.

8

Material Contracts

Our company has no other material agreements except for the Licensing and Option Agreement described above.

Intellectual Property

Other than the exclusive right to distribute the Light Sheet product throughout the USA and Canada we have no intellectual property. We do however rely on our supplier to enforce its intellectual property rights as the same relate to the products we license from them.

We maintain an online presence located at http://www.lightsheets.net.

Employees and Employment Agreements

Each of our directors and officers is a full-time employee and currently devotes about 100% of their time to our operation. Our officers and directors do not have written employment agreements with us. We presently do not have pension, health, annuity, insurance, profit sharing or similar benefit plans; however, we may adopt plans in the future. Except for our stock option plan, which no options have been issued, there are presently no personal benefits available to our officers and directors. Our officers and directors will handle our administrative duties.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled "Special Note Regarding Forward Looking Statements" above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

RISKS RELATED TO OUR BUSINESS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated into this current report on Form 8-K that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occur, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

We have a limited operating history with significant losses and expect losses to continue for the foreseeable future.

We have yet to establish any history of profitable operations and have incurred a net loss since our inception on August 22, 2012. Our business operations began in 2012 and have resulted in net losses in each year. We have generated only nominal revenues since our inception and do not anticipate that we will generate revenues that will be sufficient to sustain our operations in the near future. Our profitability will require the successful commercialization and exploitation of the License. We may not be able to successfully achieve any of these requirements or ever become profitable.

There is doubt about our ability to continue as a going concern due to recurring losses from operations, accumulated deficit and insufficient cash resources to meet our business objectives, all of which means that we may not be able to continue operations.

Our independent auditors have added an explanatory paragraph to their audit opinion issued in connection with the financial statements for the year ended May 31, 2015 with respect to their doubt about our ability to continue as a going concern. As discussed in Note 7, the Company has incurred accumulated losses since inception of $165,544, has a working capital deficit of $90,544 and will need additional working capital to accomplish its intended purpose of exploring its mining claim, which raises substantial doubt about its ability to continue as a going concern.

We are governed by one person serving as the sole director and officer of the Company, which may lead to faulty corporate governance.

We have not implemented various corporate governance measures nor have we adopted any independent committees as we presently do not have any independent directors.

9

We must attract and maintain key personnel or our business will fail.

Success depends on the acquisition of key personnel. We will have to compete with other companies both within and outside the entertainment and advertising industry to recruit and retain competent employees. If we cannot maintain qualified employees to meet the needs of our anticipated growth, this could have a material adverse effect on our business and financial condition.

We may not be able to secure additional financing to meet our future capital needs due to changes in general economic conditions.

We anticipate requiring significant capital to fulfill our contractual obligations (as noted in our audited financial statements), continue development of our planned products to meet market evolution, and execute our business plan, generally. We may use capital more rapidly than currently anticipated and incur higher operating expenses than currently expected, and we may be required to depend on external financing to satisfy our operating and capital needs. We may need new or additional financing in the future to conduct our operations or expand our business. Any sustained weakness in the general economic conditions and/or financial markets in the United States, Canada or globally could adversely affect our ability to raise capital on favourable terms or at all. From time to time we have relied, and may also rely in the future, on access to financial markets as a source of liquidity to satisfy working capital requirements and for general corporate purposes. We may be unable to secure debt or equity financing on terms acceptable to us, or at all, at the time when we need such funding. If we do raise funds by issuing additional equity or convertible debt securities, the ownership percentages of existing stockholders would be reduced, and the securities that we issue may have rights, preferences or privileges senior to those of the holders of our common stock or may be issued at a discount to the market price of our common stock which would result in dilution to our existing stockholders. If we raise additional funds by issuing debt, we may be subject to debt covenants, which could place limitations on our operations including our ability to declare and pay dividends. Our inability to raise additional funds on a timely basis would make it difficult for us to achieve our business objectives and would have a negative impact on our business, financial condition and results of operations.

Our business and operating results could be harmed if we fail to manage our growth or change.

Our business may experience periods of rapid change and/or growth that could place significant demands on our personnel and financial resources. To manage possible growth and change, we must continue to try to locate skilled professionals in the theatrical distribution sector and adequate funds in a timely manner.

We have a limited operating history and if we are not successful in continuing to grow our business, then we may have to scale back or even cease our ongoing business operations.

There can be no assurance that we will ever operate profitably. We have a limited operating history. Our success is significantly dependent on the successful marketing and implementation of the licensed products, which cannot be guaranteed. Our operations will be subject to all the risks inherent in the uncertainties arising from the absence of a significant operating history. If our business plan is not successful, and we are not able to operate profitably, investors may lose some or all of their investment in our company.

We may be affected by certain law and governmental regulations.

To the best of our knowledge, there are no laws or governmental regulations, which would prohibit the use of the License or the licensed products. Use of our technology is only subject to local operator/owner approval.

If our intellectual property is not adequately protected, then we may not be able to compete effectively and we may not be profitable.

Our commercial success may depend, in part, on obtaining and maintaining patent protection, trade secret protection and regulatory protection of our technologies and product candidates as well as successfully defending third-party challenges to such technologies and candidates. We will be able to protect our technologies and product candidates from use by third parties only to the extent that valid and enforceable patents, trade secrets or regulatory protection cover them and we have exclusive rights to use them. The ability of our licensors, collaborators and suppliers to maintain their patent rights against third-party challenges to their validity, scope or enforceability will also play an important role in determining our future.

10

The patent positions of technology related companies can be highly uncertain and involve complex legal and factual questions that include unresolved principles and issues. No consistent policy regarding the breadth of claims allowed regarding such companies' patents has emerged to date in the United States, and the patent situation outside the United States is even more uncertain. Changes in either the patent laws or in interpretations of patent laws in the United States or other countries may diminish the value of our intellectual property. Accordingly, we cannot predict with any certainty the range of claims that may be allowed or enforced concerning our patents.

We may also rely on trade secrets to protect our technologies, especially where we do not believe patent protection is appropriate or obtainable. However, trade secrets are difficult to protect. While we seek to protect confidential information, in part, through confidentiality agreements with our consultants and other advisors, they may unintentionally or wilfully disclose our information to competitors. Enforcing a claim against a third party related to the illegal acquisition and use of trade secrets can be expensive and time consuming, and the outcome is often unpredictable. If we are not able to maintain patent or trade secret protection on our technologies and product candidates, then we may not be able to exclude competitors from developing or marketing competing products, and we may not be able to operate profitability.

We could lose our competitive advantages if we are not able to protect any intellectual property rights against infringement, and any related litigation could be time-consuming and costly.

Our success and ability to compete depends to a significant degree on our license to use the intellectual property and products of under the License Agreement. If any of our competitor's copies or otherwise gains access to the intellectual property and products of the licensor or develops similar technologies independently, we would not be able to compete as effectively.

If we fail to effectively manage our growth our future business results could be harmed and our managerial and operational resources may be strained.

As we proceed with the commercialization of our technology, we expect to experience significant and rapid growth in the scope and complexity of our business. We will need to add staff to market our services, manage operations, handle sales and marketing efforts and perform finance and accounting functions. We will be required to hire a broad range of additional personnel in order to successfully advance our operations. This growth is likely to place a strain on our management and operational resources. The failure to develop and implement effective systems, or to hire and retain sufficient personnel for the performance of all of the functions necessary to effectively service and manage our potential business, or the failure to manage growth effectively, could have a materially adverse effect on our business and financial condition.

Risks Relating to Ownership of Our Securities

Our stock price may be volatile, which may result in losses to our shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the OTCQB quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

•	variations in our operating results;

•	changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;

•	changes in operating and stock price performance of other companies in our industry;

•	additions or departures of key personnel; and

•	future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our common shares may become thinly traded and you may be unable to sell at or near ask prices, or at all.

We cannot predict the extent to which an active public market for trading our common stock will be sustained. Although the trading volume of our common shares increased significantly recently, it has historically been sporadically or "thinly-traded" meaning that the number of persons interested in purchasing our common shares at or near bid prices at certain given time may be relatively small or non-existent.

11

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume. Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We do not anticipate paying any cash dividends to our common shareholders.

We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings after paying the interest for the preferred stock, if any, to implement our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future.

We are listed on the OTCQB quotation system, our common stock is subject to "penny stock" rules which could negatively impact our liquidity and our shareholders' ability to sell their shares.

Our common stock is currently quoted on the OTCQB. We must comply with numerous NASDAQ MarketPlace rules in order to maintain the listing of our common stock on the OTCQB. There can be no assurance that we can continue to meet the requirements to maintain the quotation on the OTCQB listing of our common stock. If we are unable to maintain our listing on the OTCQB, the market liquidity of our common stock may be severely limited.

Volatility in our common share price may subject us to securities litigation.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management's attention and resources.

12

The elimination of monetary liability against our directors, officers and employees under Nevada law and the existence of indemnification rights of our directors, officers and employees may result in substantial expenditures by our company and may discourage lawsuits against our directors, officers and employees.

Our Articles of Incorporation contains a specific provision that eliminates the liability of our directors and officers for monetary damages to our company and shareholders. Further, we are prepared to give such indemnification to our directors and officers to the extent provided for by Nevada law. We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.

Our business is subject to changing regulations related to corporate governance and public disclosure that have increased both our costs and the risk of noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

13

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion of our financial condition and results of operations in conjunction with the financial statements and the notes thereto included in the Company's Form 10-K as filed with the SEC on August 20, 2015. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere in the Form 10-K.

PLAN OF OPERATIONS

Our financial commitments for the next twelve months consist of various expenses required to maintain the company during the next twelve months for a total estimate of outlay of funds of $33,907 less no cash on hand as of May 31, 2015. We will have to incur the following estimated expenses over the next twelve months:

Expenses	Amount	Description

Accounting	$4,095	Fees to the accountant for preparing the quarter and annual working papers for the financial statements to be reviewed and examined by the independent accountants.
Audit	7,000	Review of the quarterly financial statements and examination of the annual financial statements and rendering an opinion thereon.
Accounts payable	14,712	Accounts payable to non-arms length parties as at May 31, 2015
Edgar filing service fees	3,600	Engagement of Edgar service entity to file reports with the SEC.
Office	1,000	General office supplies.
Transfer agent's fees	2,000	Estimated annual fee to maintain the Company in good standing in Nevada and for the issuance of shares.
Miscellaneous	1,500	Miscellaneous expenses
Cash Requirements	$33,907

No consideration has been given to the identification of a new mineral claim due to the uncertainty of the actual cost.

RESULTS OF OPERATIONS

Foreign Currency and Exchange Rates

The functional currency, which we use, is considered to be US dollars.

Results of Operations for the Years Ended May 31, 2015 and 2014

For the year ended May 31, 2015, we had a net loss of $52,190. This represents a net loss of $0.00 per share for the period based on a weighted average number of shares outstanding of 75,000,000. Our net loss for the year ended May 31, 2014 was $64,520. These net losses are comprised of various expenses incurred with organizing the company and its wholly owned subsidiary, commissioning the geological report, exploration work undertaken on our former mineral claim, preparation of financial statements for submission to the independent accountants and general office expenses which can be broken down as follows:

Expense	Year ended May 31, 2015	Year ended May 31, 2014	Description

Accounting and audit	$16,825	$14,125	Preparation and review of financial statements.
Consulting	-	5,250	Preparation of the registration statement.
Edgarizing	3,308	1,626	Edgarizing Form 10-Qs
Exploration expenses	2,150	25,383	Undertaking exploration work on the Olympia Gold Claim.
Filing fees	764	3,050	Annual report of the director and officer as filed with the State of Nevada.
Legal	3,470	8,400	Property investigation and preparation of documents for the Company's wholly owned subsidiary.
Office	524	765	Printing cost of maps of the Olympia claim.
Transfer agent fees	24,264	4,038	Fees paid to our transfer agent and changing transfer agents..
Travel	885	1,883	Travelling to Santo Domingo to meet with Department of Mines on several occasions

Total	$52,190	$64,520

14

The breakdown of expenses incurred between the parent and subsidiary companies for the year ended May 31, 2015 is as follows:

Expenses	Mineria Y Exploraciones Olympia, Inc	Consorcio de Mineria Y Exploraciones Olympia, SR	Total

Accounting and audit	$16,825	$-	$16,825
Edgarizing	3,308	-	3,308
Exploration of Olympia claim	-	2,150	2,150
Filing fees	764	-	764
Legal	-	3,470	3,470
Office	524	-	524
Transfer agent's fees (*)	24,264	-	24,264
Travel	-	885	885

Total	$45,685	$6,505	$52,190

____________

(*) Increase is due to retainer $10,000 fee for new transfer agent from prior year being amortized during the current year and a cost $12,500 for making an application for DTC eligibility.

Liquidity and Capital Resources

As of May 31, 2015, the Company had cash of $NIL with amounts owed to unrelated third parties of $14,712 and to related parties of $75,832. The current shareholders' deficiency is $90,544 whereas in the prior year there was a negative working capital of $38,354.

Our sole director and officer has made advances during the current year of $25,000 and during the prior year advanced $50,000 and paid out of pocket expenses on behalf of the Company in the amount of $310 and $522 for the years ended May 31, 2015 and 2014, respectively. These advances are on a demand basis and have no interest rate attached thereto.

We cannot assure that additional capital required to finance our operations will be available on acceptable terms, if at all. Any failure to secure additional financing may force us to modify our business plan. In addition, we cannot be assured of profitability in the future.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make a wide variety of estimates and assumptions that affect: (1) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and (2) the reported amounts of expenses during the reporting periods covered by the financial statements. Our management routinely makes judgments and estimates about the effect of matters that are inherently uncertain. As the number of variables and assumptions affecting the future resolution of the uncertainties increases, these judgments become even more subjective and complex. We have identified certain accounting policies that are most important to the portrayal of our current financial condition and results of operations. Our significant accounting policies are disclosed in Note 1 of the Notes to the Consolidated Financial Statements, and several of those critical accounting policies are as follows:

Mineral claim acquisition and exploration costs. The cost of acquiring mineral properties or claims is initially capitalized and then tested for recoverability whenever events or changes in circumstances indicate that its carrying amount may not be recoverable. Mineral exploration costs are expensed as incurred.

15

Impairment of long-lived assets. The Company reviews and evaluates long-lived assets for impairment when events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The assets are subject to impairment consideration under ASC 360-10-35-17 if events or circumstances indicate that their carrying amounts might not be recoverable. When the Company determines that an impairment analysis should be done, the analysis will be performed using rules of ASC 930-360-35, Asset Impairment, and 360-10-15-3 through 15-5, Impairment or Disposal of Long-Lived Assets.

Trends

Management is unaware of any trends either currently or in the past which will have an impact on our operations. Any known risks to our future shareholders are detailed starting on page 6 under "Risk Factors".

Off-Balance Sheet Arrangements

None.

Recent Accounting Pronouncements

We do not expect the adoption of any recent accounting pronouncements to have a materially impact on its financial statements.

DESCRIPTION OF PROPERTIES

Our principal executive offices are located at 6795 Edmond St., 3rd Floor, Las Vegas, Nevada 89118. Our telephone number is 424-653-0120.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information subsequent to the change of ownership concerning the number of shares of our common stock that will be owned beneficially by: (i) each of our incoming directors; (ii) each of our incoming executive officers; and (iii) each person or group known by us who will beneficially own more than 5% of our issued and outstanding shares of common stock following the Closing. Unless otherwise indicated, the shareholders listed below will possess sole voting and investment power with respect to the shares they will own.

Subsequent to the Closing of the Share Exchange Agreement, there will be 95,000,000 common shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days.

Name and Address of Beneficial Owner	Title of Class	Amount & Nature of Beneficial Ownership (1)	Percent of Class (2)(%)
James Schramm (3) 3753 Howard Hughes Parkway Suite 200 Las Vegas, NV 89169	Common	70,000,000	73.68%

All Officers and Directors as a Group (1)	Common	70,000,000	73.68%

________________

(1) The number and percentage of shares beneficially owned is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The persons named in the table will have sole voting and investment power with respect to all shares of common stock shown that will be beneficially owned by them following the Closing, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Based on 95,000,000 common shares issued and outstanding, 0 shares issuable upon the exercise of stock purchase options within 60 days, and 0 shares issuable upon the exercise of stock purchase warrants within 60 days, subsequent to the Closing of the Share Exchange Agreement.

(3) Pursuant to the purchase of the shares by Mr. Schramm, as discussed above, Mr. Schramm shall be appointed as the Company's President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors on or prior to the Closing.

16

Changes in Control

We do not currently have any arrangements which if consummated may result in a change of control of our company.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following sets forth information about our directors and executive officers as of the date of this report:

NAME	AGE	POSITION
James Schramm(1)(2)	47	President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer
Francisco Antonio Jerez Garcia	43	Director

________________

(1)       James Schramm was appointed as President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary on October 14, 2015.

(2)       Effective on October 26, 2015, James Schramm will be appointed as the sole director of the Company.

Our directors will serve in that capacity until our next annual shareholder meeting or until his successor is elected or appointed and qualified. Officers hold their positions at the will of our Board of Directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs.

Executive Management

Our sole officer and director has a significant depth of experience in the theatrical distribution, technology marketing, and domestic and international business development.

Mr. James Schramm – From May 2015 to October 2015, James Schramm, our President and CEO, operated BOSCH INTERNATIONAL, LLC.

Mr. Schramm, also for the last five years, has been the CEO and Chairman for BOSCH MEDIA LLC, which is involved in the releasing of motion pictures as well as media buy transactions in support of the movie placements.

In 1977, prior to Bosch Media, Mr. Schramm, created a production/commercial company: Summit Entertainment Inc. and a legal TV commercial service called "The Legal Helpline".

Mr. Schramm has been a theatrical distributor for the past 15 years whereby he has released over 65 feature films: 20 independents and 45 service deals for other media companies, distributors, mini majors and studios.

Our company believes that all of our directors' respective educational background, operational and business experience give them the qualifications and skills necessary to serve as directors and officers, respectively, of our company. As of October 26, 2015, our board of directors will consist solely of Mr. Schramm.

Significant Employees

Other than the foregoing named officers and directors, we have no significant employees.

Family Relationships

There are no family relationships between any of our directors and officers.

17

Involvement in Certain Legal Proceedings

During the past ten years no current or incoming director, executive officer, promoter or control person of the Company has been involved in the following:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law which was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

18

Code of Ethics

We have not adopted a code of ethics that applies to our officers, directors and employees. When we do adopt a code of ethics, we will disclose it in a Current Report on Form 8-K.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, and is "independent" as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our directors do not believe that it is necessary to have such committees because they believe the functions of such committees can be adequately performed by the members of our board of directors.

EXECUTIVE COMPENSATION

Summary Compensation Table — Fiscal Years of Our Company Ended May 31, 2014 and 2015

The following table sets forth the compensation paid to our executive officers during the years ended May 31, 2014 and 2015.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Francisco Antonio Jerez Garcia (1) President, CEO, CFO, Secretary and Director	2015	0	0	0	0	0	0	$5,650	$5,650
	2014	0	0	0	0	0	0	$2,150	$2,150
_______________

(1)     Mr. Garcia, the current President, CEO, CFO, Secretary and sole Director of the Company was paid $5,650 in 2105 and $2,150 in 2014 for mapping and recording data on the Olympia claim.

Narrative Disclosure to Summary Compensation Table

There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company with respect to any executive officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person's responsibilities following a change in control of the Company.

Summary of Employment Agreements and Material Terms

We have not entered into any agreements with our directors and officers.

Outstanding Equity Awards at Fiscal Year End

For the year ended May 31, 2015, no director or executive officer has received compensation from us pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan, although we anticipate that we will compensate our officers and directors for services to us with stock or options to purchase stock, in lieu of cash.

19

Compensation of Directors

No member of our board of directors received any compensation for his services as a director during the year ended May 31, 2015.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

None.

Promoters and Certain Control Persons

Other than the directors and officers of our company, we have no promoters.

Corporate Governance

We currently have one director.

We do not have a standing audit, compensation or nominating committee, but our entire board of directors act in such capacities. We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The board of directors of our company does not believe that it is necessary to have a standing audit, compensation or nominating committee because we believe that the functions of such committees can be adequately performed by the board of directors. Additionally, we believe that retaining an independent director who would qualify as an "audit committee financial expert" would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development.

Director Independence

We currently do not have any independent directors, as the term "independent" is defined by the rules of the NASDAQ Stock Market.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. Except as set forth below, we are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is not traded on any exchange. Our common stock is quoted on the OTC Markets under the trading symbol "MYXY". We cannot assure you that there will be an active market in the future for our common stock.

Since we gained our listing on the OTC Markets, there have only been very few days of active trading of our common stock on the OTC Markets. We cannot assure you that there will be an active market in the future for our common stock.

OTC Market securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTC securities transactions are conducted through a telephone and computer network connecting dealers. OTC issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

20

Holders

There has been no active trading of our securities, and, therefore, no high and low bid pricing. As of October 22, 2015, we have 41 shareholders of record. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

Dividends

We have never declared or paid any cash dividends on our common stock. For the foreseeable future, we intend to retain any earnings to finance the development and expansion of our business, and we do not anticipate paying any cash dividends on our common stock.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth below in Item 3.02 of this report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue up to 550,000,000 shares of common stock, par value of $0.001 per share. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our bylaws provide that any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. Stockholders do not have pre-emptive rights to purchase shares in any future issuance of our common stock.

The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiary and other holdings and investments. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, rateably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing stockholders will be diluted.

Preferred Stock

We are not authorized to issue any form Preferred Stock.

Anti-takeover Effects of Our Articles of Incorporation and By-laws

Our amended and restated articles of incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our company or changing its board of directors and management. According to our bylaws and articles of incorporation, neither the holders of our company's common stock nor the holders of our company's preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of our company's issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace our company's board of directors or for a third party to obtain control of our company by replacing its board of directors.

21

Anti-takeover Effects of Nevada Law

Business Combinations

The "business combination" provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various "combination" transactions with any interested stockholder: for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or after the expiration of the three-year period, unless:

•	the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or

•

if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A "combination" is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an "interested stockholder" having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation's voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Control Share Acquisitions

The "control share" provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquirer, under certain circumstances, from voting its shares of a target corporation's stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation's disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquirer crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become "control shares" and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters' rights.

Transfer Agent and Registrar

Our independent stock transfer agent is Island Stock Transfer. Their mailing address is 15500 Roosevelt Blvd., Clearwater, FL 33760, phone number (727) 289-0010.

22

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director's or officer's acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of our company will be personally liable to our company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the unlawful payment of dividends. In addition, our bylaws permit for the indemnification and insurance provisions in Chapter 78 of the NRS.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling our company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Further, in the normal course of business, we may have in our contracts indemnification clauses, written as either mutual where each party will indemnify, defend, and hold each other harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties; or single where we have agreed to hold certain parties harmless against losses etc.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

23

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of the Business Acquired.

The financial statements required by Item 9.01(a) of this Current Report on Form 8-K are not being filed herewith. The financial statements required by Item 9.01(a) of this Current Report on Form 8-K with respect to the Share Exchange described in Item 1.01 herein will be filed by amendment no later than 75 days after the effectiveness of the Agreement.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of this Current Report on Form 8-K are not being filed herewith. The pro forma financial information required by Item 9.01(b) of this Current Report on Form 8-K, with respect to the Share Exchange described in Item 1.01 herein will be filed by amendment no later than 75 days after the effectiveness of the Agreement.

(d) Exhibits.

Exhibit No.	Description
2.1	Share Exchange Agreement by and among the Company, Bosch International, LLC and the members of Bosch International, LLC, dated October 20, 2015, filed herewith.
2.2	Agreement and Plan of Merger by and between the Company and its wholly owned subsidiary XLI Technologies, dated October 22, 2015, filed herewith.
3.1	Articles of Incorporation (incorporated by reference to our Registration Statement on Form S-1 filed on August 16, 2013 as Exhibit 3.1).
3.2	Articles of Merger dated October 22, 2015, filed herewith.
3.3	Bylaws (incorporated by reference to our Registration Statement on Form S-1 filed on August 16, 2016 as Exhibit 3.2).
10.1	License Agreement by and between our wholly owned subsidiary Bosch International, LLC and Cru Global Innovations, LLC dated May 1, 2015, filed herewith.
21.1	List of Subsidiaries, filed herewith.

24

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XLI TECHNOLOGIES, INC.

Dated: October 22, 2015	By:	/s/ James Schramm
James Schramm
President & CEO

25